UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2015

Impax Laboratories , Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34263	65-0403311
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30831 Huntwood Avenue, Hayward, CA	94544
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(510) 240-6000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events.

On June 25, 2015, Impax Laboratories, Inc. (“the Company”) issued a press release announcing the pricing of $500,000,000 aggregate principal amount of convertible senior notes due 2022 in a private offering that is exempt from the registration requirements of the Securities Act of 1933, as amended. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibit is filed herewith.

Exhibit No.	Description
99.1	Press release issued June 25, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 25, 2015	IMPAX LABORATORIES, INC .

	By:	/s/ Bryan M. Reasons
Name: Bryan M. Reasons
Title: Senior Vice President, Finance, and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued June 25, 2015.